UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 26, 2020
iRhythm Technologies, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-37918	20-8149544
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
699 8th Street, Suite 600
San Francisco, California 94103
(Address of principal executive office) (Zip Code)
(415) 632-5700
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	IRTC	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On February 27, 2020, iRhythm Technologies, Inc. (the "Company") issued a press release regarding its financial results for the fourth quarter and year ended December 31, 2019. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.
This information is intended to be furnished under Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 26, 2020, the Board of Directors, upon recommendation of its Compensation Committee (the “Committee”), and in consultation with the Company’s independent compensation consultant, Compensia, Inc., approved various compensation arrangements for the Company’s named executive officers (the “NEOs”).
The Committee approved new base salary and bonus opportunity targets for fiscal year 2020 for the NEOs. The table below sets forth the annual base salary and annual target bonus for the NEOs that is effective as of February 24, 2020. The bonus amounts will be determined based upon achievement of a mix of Company and individual performance objectives pursuant to the Company’s Executive Incentive Compensation Plan, which was filed with the Securities and Exchange Commission as Exhibit 10.5 to the Company’s Registration Statement on Form S-1 on October 7, 2016.

Name	Title	Annual Base Salary for Fiscal Year 2020	Annual Target Bonus for Fiscal Year 2020
Kevin M. King	President, Chief Executive Officer and Director	$633,360	$633,360
Matthew C. Garrett	Chief Financial Officer	$402,428	$241,457
David A. Vort	Executive Vice President, Sales	$393,750	$295,313
Mark Day	Executive Vice President, Research and Development	$369,304	$147,722
Departure of Officer.
On February 26, 2020, Karim Karti agreed to resign as Chief Operating Officer of iRhythm Technologies, Inc., effective as of March 13, 2020.
Item 9.01.Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release of iRhythm Technologies, Inc. dated as of February 27, 2020.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IRHYTHM TECHNOLOGIES, INC.

Date: February 27, 2020	By:	/s/ Kevin M. King
Kevin M. King
Chief Executive Officer